Exhibit 21.1
List of Subsidiaries of American Homes 4 Rent and American Homes 4 Rent, L.P.

Below is a list of the subsidiaries of American Homes 4 Rent, which are not also subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent SFR, LLC	DE

ARPI REIT, LLC	DE

American Residential GP, LLC	DE

American Homes 4 Rent, L.P. (American Homes 4 Rent is the general partner of American Homes 4 Rent, L.P.)	DE
Below is a list of the subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent Management Holdings, LLC	DE

AH4R Management-AZ, LLC	DE

AH4R Management-CO, LLC	DE

AH4R Management-FL, LLC	DE

AH4R Management-GA, LLC	DE

AH4R Management-ID, LLC	DE

AH4R Management-IL, LLC	DE

AH4R Management-IN, LLC	DE

AH4R Management-KY, LLC	DE

AH4R Management-MS, LLC	DE

AH4R Management-NC, LLC	DE

AH4R Management-NM, LLC	DE

AH4R Management-OH, LLC	DE

AH4R Management-OK, LLC	DE

AH4R Management-OR, LLC	DE

AH4R Management-SC, LLC	DE

AH4R Management-TN, LLC	DE

AH4R Management-TX, LLC	DE

AH4R Management-UT, LLC	DE

AH4R Management-WA, LLC	DE

AH4R Management-WI, LLC	DE

American Homes 4 Rent Management, LLC	DE

American Homes 4 Rent Properties One, LLC	DE

American Homes 4 Rent Properties Three, LLC	DE

American Homes 4 Rent Properties Four, LLC	DE

American Homes 4 Rent Properties Five, LLC	DE

American Homes 4 Rent Properties Six, LLC	DE

American Homes 4 Rent Properties Seven, LLC	DE

American Homes 4 Rent Properties Eight, LLC	DE

Entity	State of Incorporation

American Homes 4 Rent Properties Nine, LLC	DE

American Homes 4 Rent Properties Ten, LLC	DE

AH4R Maintenance, LLC	DE

AH4R Maintenance Plus, LLC	DE

American Homes 4 Rent TRS, LLC	DE

AMIP TRS, LLC	DE

American Mortgage Investment Partners Fund I, LLC	DE

AMIP Management, LLC	DE

AH4R Properties, LLC	DE

AH4R-FL 11, LLC	DE

AH4R-IL, LLC	DE

AH4R-TN 3, LLC	DE

AH4R I FL, LLC	DE

AH4R I IL, LLC	DE

AH4R I IN, LLC	DE

AMH Development, LLC	DE

AMH NC Properties, L.P.	DE

RJ American Homes 4 Rent One, LLC	DE

RJ American Homes 4 Rent Two, LLC	DE

AMH Portfolio A, LLC	DE

AMH Portfolio B, LLC	DE

AMH 2014-1 Equity Owner, LLC	DE

AMH 2014-1 Borrower, LLC	DE

AMH 2014-2 Equity Owner, LLC	DE

AMH 2014-2 Borrower GP, LLC	DE

AMH 2014-2 Borrower, L.P.	DE

AMH 2014-3 Equity Owner, LLC	DE

AMH 2014-3 Borrower GP, LLC	DE

AMH 2014-3 Borrower, L.P.	DE

AMH 2015-1 Equity Owner, LLC	DE

AMH 2015-1 Borrower GP, LLC	DE

AMH 2015-1 Borrower, L.P.	DE

AMH 2015-2 Equity Owner, LLC	DE

AMH 2015-2 Borrower GP, LLC	DE

AMH 2015-2 Borrower, L.P.	DE

SFR 2014 PL, LLC	DE

SFR 2014 Springer Corp.	DE

SFR 2014-GA LLC	DE

SFR 2014-NC LLC	DE

Entity	State of Incorporation

SFR 2014-TN LLC	DE

SFR 2014-TX LLC	DE

American Homes 4 Rent II, LLC	DE

AMH Roman Two AZ, LLC	DE

AMH Roman Two FL, LLC	DE

AMH Roman Two GA, LLC	DE

AMH Roman Two NC, LLC	DE

AMH Roman Two NV, LLC	DE

AMH Roman Two OR, LLC	DE

AMH Roman Two SC, LLC	DE

AMH Roman Two TN, LLC	DE

AMH Roman Two TX, LLC	DE

AMH Roman Two WA, LLC	DE

New ARP GP, LLC	DE

American Residential Properties OP, L.P.	DE

American Residential Leasing Company, LLC	DE

AMHSVI ONE, LLC	DE

AMHSVI TWO, LLC	DE

AMHHELIX ONE, LLC	DE

ARP 2014-1 Borrower, LLC	DE